UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

ENTRUSTPERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of EnTrustPermal Alternative Core Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At a special meeting of shareholders held on January 5, 2018, shareholders approved changes to the Fund’s concentration policy and certain fees. These changes, and certain other strategy changes unrelated to the shareholder proposals, were implemented on January 5, 2018. For more information, please see the prospectus supplement dated January 5, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	EnTrustPermal Alternative Core Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rate,iv three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again

EnTrustPermal Alternative Core Fund	III

Investment commentary (cont’d)

extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	EnTrustPermal Alternative Core Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return. Prior to January 5, 2018, the Fund was a “fund of funds,” which pursued its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (ETFs) (“underlying funds”).

Effective January 5, 2018, after the close of the reporting period, the Fund is no longer required to concentrate more than 25% of its assets in the mutual fund industry. The Fund typically will invest, directly in securities or other instruments or through underlying funds, including ETFs, mutual funds and closed-end funds, in the following manner: approximately 50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies, 0% to 50% of its total assets in equity-related investments, 0% to 50% of its total assets in fixed income-related investments and 0% to 40% in cash and cash equivalents.

The Fund may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, global macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various portfolio hedging strategies, including short-biased, volatility and tail-risk products that are expected to produce positive returns in adverse market environments.

The Fund may not invest more than 10% of its total assets in any one investment considered by EnTrustPermal Partners Offshore LP (“EPOLP”), the Fund’s subadviser (prior to September 29, 2017, the Fund’s subadviser was EnTrustPermal Management LLC) to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

The composition of the Fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines. The Fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed income or other asset classes in any region or country. EPOLP will allocate assets to securities and other instruments, various underlying funds and exchange-traded notes (“ETNs”) which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process.

The Fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by us. The Fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by EPOLP to be an alternative investment.

The Fund and certain underlying funds may engage in active and frequent trading to

EnTrustPermal Alternative Core Fund 2017 Annual Report	1

Fund overview (cont’d)

achieve their principal investment strategies, resulting in high portfolio turnover.

The composition of the Fund’s investment portfolio will vary over time based on EPOLP’s overall asset allocation decisions and top-down and bottom-up implementation. The Fund will remain flexible in its use of investment strategies and techniques and can seek both long and short exposure.

We seek to allocate Fund assets to investment opportunities that we find attractive and that will assist the Fund in achieving its investment objective. However, we will consider periodically rebalancing the Fund’s portfolio to maintain what we consider to be an appropriate mix of asset classes, given our prevailing market views. We anticipate that the Fund’s investments will vary over time as a result of allocations and reallocations among new and existing investments and the performance of each investment.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The first quarter of 2017 began with a continuation of last year’s late rally, as the market advanced on the back of ongoing optimism around President Trump’s administration’s pro-growth policies and an upswing in global economic data. U.S. equities surged to fresh all-time highs with the Dow Jones Industrial Average (“DJIA”)i closing above 21,000 on March 1, 2017, only 24 trading days after celebrating its 20,000-point milestone earlier in the quarter. The S&P 500 Indexii generated a gain of 6.07%, also reaching a record high, buoyed by President Trump’s plans for tax reform, deregulation, and infrastructure spending. The improving U.S economic backdrop led the Federal Reserve Board (the “Fed”)iii to hike rates another 25 basis pointsiv in mid-March 2017, cementing its intentions to move forward with the target of three hikes in 2017. The market’s reaction was somewhat contrary to expectations, however, as the Fed’s tone was dovish in the aftermath of the hike, causing bond yields to decline and the U.S. dollar to weaken. European equities performed particularly well, benefitting from the win of the center-right party in the Dutch elections and the Bank of England (“BoE”)v upgrade of its 2017 U.K. gross domestic product (“GDP”)vi growth projection from 1.4% to 2.0%, citing better-than-expected consumer spending following the vote for Brexit (the U.K.’s referendum to leave the European Union). With positive economic data indicating that the U.S. economy is on solid ground, more sensitive, lower credit quality sectors rallied with the Bloomberg Barclays U.S. Corporate High Yield Bond Indexvii posting a gain of 2.70% for the first quarter of 2017. The leveraged loan markets finished up 1.15%, although retail names remained under pressure, as brick and mortar stores continued to lose market share and a weak earnings season led to elevated investor concerns. Despite increased political and policy uncertainty, European high yield exhibited steady performance, advancing 1.67%, albeit underperforming the U.S. high yield market. West Texas Intermediate (“WTI”) crude oil prices declined 5.81% during the first quarter of 2017, primarily driven by larger-than-expected increases in U.S. inventories and increasing U.S. oil production levels. Gold was one of the best performing assets in the first quarter of 2017 as the decline in the U.S. dollar and increased uncertainty over Fed rate hikes provided a consistent bid for the metal.

Global markets showed no signs of slowing down in the second quarter of 2017 on the

2	EnTrustPermal Alternative Core Fund 2017 Annual Report

back of several political and economic tailwinds. The decisive victory of centrist candidate, Emmanuel Macron, over populist Marine Le Pen in the French elections supported asset prices, as fears of a further breakup of the European Union subsided. In the U.S., despite President Trump’s administration dismissal of FBI director James Comey and the withdrawal from the Paris Climate Agreement, markets rallied as unemployment decreased to its lowest level since 2001 and the Fed increased its target rate by 0.25%, indicating the normalization of monetary policy. During the second quarter of 2017, the ten-year Treasury rate fell as low as 2.13% before spiking at the end of June 2017 as hawkish commentary regarding monetary policy normalization increased, ending the period at 2.30%. The U.S. Dollar Indexviii fell -4.7% amid rising expectations that other major central banks were preparing to tighten their respective monetary policies. During the quarter, the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”)ix hit a 24-year low as bets against risk assets continued to decline. WTI crude oil continued its recent decline, tumbling from $50.60 to $46.04 over the quarter. The fall was largely a result of the Organization of the Petroleum Exporting Countries’ (“OPEC”) production cuts failing to meet market expectations, as well as U.S. production grinding higher. Gold fell slightly during the quarter as inflation remained subdued. The global fixed income markets rose during the quarter on the back of subdued inflation figures and positive economic data.

The third quarter of 2017 extended the trend of benign financial conditions outweighing geopolitical concerns as a few major indices reached all-time highs despite increased tensions relating to North Korea, who fired a ballistic missile over Japan, and the natural disasters that impacted the U.S. mainland, Puerto Rico and Mexico. Economic developments were largely positive throughout the third quarter as U.S. job vacancies hit their highest level since the pre-financial crisis, the U.K. announced its lowest unemployment rate since the 1970’s and Eurozone consumer confidence reached its highest level since 2001. Japanese equities also marched higher on the back of a weak yen and Prime Minister Shinzo Abe’s decision to call an election from a position of strength, which boded well for their accommodative monetary policy. Global bond prices and yields oscillated over the quarter, while ultimately ending in positive territory. Throughout the third quarter there was a meaningful escalation of tensions between the U.S. and North Korea, culminating in North Korea firing multiple ballistic missiles over Japan, a close ally of the U.S. Fixed income markets rallied in the early-to-mid third quarter as the market saw a rotation to relatively safer assets. Persistently weak inflation also helped to support the fixed income markets. However, bond markets gave back some of their gains in September 2017 given hawkish-tones from a number of central bankers. U.S. ten-year Treasury yields rose slightly during the third quarter, increasing from 2.31% to 2.33%. The Bloomberg Commodities Indexx rose during the quarter, with Brent crude oil leading the way, rising over 20%. A number of factors helped to cause the spike in oil prices, such as forecasts for rising demand from OPEC, the natural disasters, Turkey’s threat to halt Kurdish crude exports and a faster-than-expected fall in inventories. Gold also rose in the third quarter given the increase in geopolitical concerns.

EnTrustPermal Alternative Core Fund 2017 Annual Report	3

Fund overview (cont’d)

Global markets rose in the last quarter of 2017 on the back of a solid growth environment and positive economic data. The U.S. market benefited from a favorable political and macro backdrop, that included tax reform, financial deregulation and consistent monetary policy. Economic data continued to point to a strong global economy as the U.S. unemployment rate dropped to 4.1%, its lowest level since the pre-financial crisis. Additionally, third quarter U.S. GDP growth came in better than expected, expanding at an annualized rate of 3.2%. Regarding central bank activity, the Trump administration named Jerome Powell as the next chairman of the Fed. The choice was largely celebrated by the markets as Powell represents consistency in monetary policy settings under the current Fed regime, chaired by Janet Yellen. In December, the Federal Open Market Committee (“FOMC”)xi decided to raise the target federal funds ratexii for the third time in 2017 by 0.25% to 1.50%, a move that was largely anticipated by the market. Both developed and emerging equity markets continued their rally through the fourth quarter of the year. In the U.S., financials outpaced the broader market as they rose sharply following a speech by Powell who laid out a path for a lighter regulatory environment for small- and mid-cap banks. Tax reform also provided a significant tailwind to the market as the corporate tax rate was cut from 35% down to 21%. Japanese equities had a particularly strong quarter as Prime Minister Shinzo Abe obtained a majority in the parliamentary elections, strengthening the position of his market friendly regime. In the U.K., phase one of the Brexit negotiations went more smoothly than expected, bolstering the belief that a transition deal may be finalized sooner than originally anticipated, causing their market to rally. Emerging market equities also rose, benefiting from the continued decline in the U.S. dollar as well as from increasing oil prices. Global bond prices posted a small gain on the fourth quarter. Despite the FOMC’s decision to raise the target federal funds rate, the U.S. thirty-year rate fell 0.12% to 2.74%. Additionally, the yield curvexiii continued to flatten, with the ten-year slightly down since the beginning of the year at 2.41%. European credit markets outpaced the U.S. for the quarter given stubbornly low inflation and a strengthening euro relative to the U.S. dollar. A notable underperformer was Puerto Rico, whose municipal bonds continued to be punished as the commonwealth slowly recovers from the impact of hurricane Maria that hit the island late in the third quarter of 2017. The Bloomberg Commodities Index rose during the quarter, largely on the back of improving crude oil prices, which surged nearly 17%. A catalyst for the sharp rise was the decision by OPEC and Russia to extend production cuts. Strong global growth also supports oil demand, further buoying the price. Oil closed the year over $60, reaching its highest level since late 2014. Elsewhere in commodities, gold also rose, providing a hedge to the declining U.S. dollar. Gold ended the year up over 13.5%, its strongest annual return since 2010.

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best risk adjusted opportunities across asset classes, investment styles and strategies, and geographies. Entering 2017, the Fund maintained net long positions in the Systematic Macro, Energy Infrastructure, Abenomics 2.0 (long Japan), Structured

4	EnTrustPermal Alternative Core Fund 2017 Annual Report

Credit, U.S. Financials, Gold and Event Driven themes. The Fund also maintained net short exposure in Trade Dependent Asia (short East Asia, long India), Tactical Trading/Portfolio Hedging and Short Defensives themes.

During the first quarter of 2017, we rotated out of the Short Defensives theme and added Risk Arbitrage and Short Retail themes. The Risk Arbitrage theme was added as the low GDP growth environment provided a difficult environment for corporations to achieve organic top line growth. With elevated levels of cash on corporate balance sheets, companies may look towards mergers and acquisitions (“M&A”) activities to drive earnings growth. The theme also had the additional tailwind of the Trump administration, which has provided a lighter regulatory environment and has since lowered the corporate tax rate. The Short Retail theme was added to capitalize on the struggling U.S. brick and mortar retail space. The secular shift towards e-commerce or web-based shopping, led by Amazon, has provided significant pressure on brick and mortar retailers. Also during the quarter, we meaningfully reduced the Fund’s exposure to the Trade Dependent Asia is Vulnerable theme as Asian emerging markets continued to rise, pressuring the net short position.

During the second quarter of 2017, we rotated out of the Trade Dependent Asia is Vulnerable theme and added the European Recovery and Short Auto themes. The European Recovery theme was added because European equities were increasingly attractive relative to U.S. equities as the Eurozone experienced a broad recovery and economic data continued to impress. Within European equities, Financials were poised to perform particularly well as they can most benefit from an increase in longer-dated interest rates issued by the European Central Bank (“ECB”)xiv. The Short Autos theme was added to capitalize on the oversupply of new cars, increased credit risk for lenders as credit availability has pulled demand forward and the mounting downward pressure on used car prices. The advent of car sharing applications (Uber, Lyft, Via for example) is a significant headwind for auto rental companies in particular. Also during the second quarter, we added an allocation towards a basket of alternative asset managers within the U.S. Financials theme. Alternative asset managers traded at discounts to their better-understood peers that focus on highly regulated investment products like mutual funds and ETFs. They also had the added tailwind of being structured as limited partnerships due to the tax benefits of the legal entity. The tax reform signed by President Trump’s administration may eliminate the advantages, causing these managers to convert their legal structures into C-corporations, which would insert them in major stock indices and potentially spur a spree of institutional buying as limited partnerships are excluded from many major indices. Also during the second quarter of 2017, we reduced short exposure of brick and mortar retailers and added short exposure to casual dining restaurants. Casual dining restaurants are suffering from declining traffic trends, increased competition from fast casual restaurants and changes in consumer preferences.

During the third quarter of 2017, no themes were removed or added from the Fund. The Short Autos theme was meaningfully reduced following the hurricanes that impacted Texas, Florida and Puerto Rico.

EnTrustPermal Alternative Core Fund 2017 Annual Report	5

Fund overview (cont’d)

The replacement of the automobiles destroyed by the hurricanes provided a tailwind for the industry. Also during the third quarter, we exited the Fund’s short brick and mortar retailer positioning and replaced it with short exposure to movie theaters as cinema exhibition is a mature market facing fierce competition from companies like Netflix and Amazon. Additionally, box office revenue growth has been primarily driven by ticket price increases rather than increasing traffic.

During the fourth quarter of 2017, we rotated out of the Short Autos theme and Short Retail themes and added Energy Equities, Short Packaged Goods and Short Semiconductors. The Energy sector materially underperformed the broad equity market despite fairly range bound oil and natural gas prices. With relatively stable oil prices, and inventories starting to decline, we expect more upside surprise than downside in energy equities. The packaged goods industry is facing a number of headwinds, particularly due to the increasing competition from private labels, which have increased their quality and offer more attractive prices. Rising interest rates could also provide a headwind to these stocks, as they benefit from a solid dividend yield and would come under pressure in a higher rate environment. The semiconductor industry has exhibited strong performance over the past several years, benefitting from recent advances in autonomous driving and data center upgrades. An average semiconductor upcycle lasts 18-24 months, with the downcycle leaving over-levered, less innovative firms by the wayside. Two particularly vulnerable sub-sectors are the hard disk drive manufacturers and the semiconductor capital equipment companies. Also during the fourth quarter of 2017, we added exposure to Greek equities to the European Recovery theme. Greece is recovering after having been the catalyst of the European debt crisis. Bank liquidity is improving along with political stability.

The Fund uses derivatives for a variety of reasons. During 2017, the Fund used derivatives to hedge foreign currency exposure from holdings in international equities. The hedges against the Japanese yen, British pound and the euro were small detractors to performance. The Fund also used put options on the S&P 500 Index and Russell 2000 Indexxv to hedge unwanted equity risk. The put options detracted from performance in 2017 as equity markets rose.

Performance review

For the twelve months ended December 31, 2017, Class A shares of EnTrustPermal Alternative Core Fund, excluding sales charges, returned 2.03%. The Fund’s unmanaged benchmarks, the MSCI World Index (Gross)xvi and the Bloomberg Barclays U.S. Aggregate Index returned 23.07% and 3.54%, respectively, for the same period. The 60/40 Composite Indexxvii, consisting of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index, returned 14.90% over the same time frame. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 4.70% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 206 funds in the Fund’s Lipper category, and excluding sales charges, if any.

6	EnTrustPermal Alternative Core Fund 2017 Annual Report

Performance Snapshot as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
EnTrustPermal Alternative Core Fund:
Class A	-1.06%	2.03%
Class C	-1.49%	1.24%
Class FI	-1.10%	2.03%
Class I	-0.92%	2.30%
Class IS	-1.04%	2.19%
MSCI World Index (Gross)	10.86%	23.07%
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
60/40 Composite Index	6.93%	14.90%
Lipper Alternative Multi-Strategy Funds Category Average[1]	2.95%	4.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on EPOLP’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, as supplemented January 5, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.60%, 2.33%, 1.60%, 1.31% and 1.27%, respectively. Prior to January 5, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.30%, 3.04%, 2.36%, 2.07% and 2.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Prior to January 5, 2018, as a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) did not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 224 funds for the six-month period and among the 206 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

EnTrustPermal Alternative Core Fund 2017 Annual Report	7

Fund overview (cont’d)

subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expenses on securities sold short.

Effective January 5, 2018, as a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) will not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expenses on securities sold short. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

In addition to the contractual caps, the manager, for the period from February 1, 2016 through January 4, 2018, had also agreed to voluntarily waive fees and/or reimburse operating expenses so that the ratio of total annual fund operating expenses would not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares would not exceed the ratio of total annual fund operating expenses for Class I shares. These voluntary arrangements were eliminated on January 5, 2018, the same date that the revised contractual caps described above went into effect.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. At the theme level, the top contributors to performance during the reporting period were the Abenomics 2.0 (long Japan), U.S. Financials, Structured Credit and Short Retail themes. Within Abenomics 2.0, we focused on smaller, domestically oriented Japanese companies given the favorable structural reforms occurring in Japan. Within U.S. Financials, we focused on regional and community banks, as the sector could largely benefit from the increasing deregulation and tax reform implemented by President Trump’s administration. Within Structured Credit, the basket of mortgage REITsxviii performed well as spreads tightened and their yields remained attractive.

8	EnTrustPermal Alternative Core Fund 2017 Annual Report

Within Short Retail, the theme benefited as specialty retailers continued to face declining foot traffic and same store sales, which led to missed earnings early in the year. The pressures from the rise of e-commerce and changing consumer preferences were a powerful factor in 2017.

Q. What were the leading detractors from performance?

A. At the theme level, top detractors from performance during the reporting period were Tactical Trading (portfolio hedging) and Short Autos. The Tactical Trading theme declined as short NASDAQ 100 Index and S&P 500 Index positioning suffered as the U.S. equity market rose throughout 2017. The Short Autos theme was negatively impacted by the hurricanes that impacted Texas, Florida and Puerto Rico during 2017. The replacement of automobiles destroyed by the hurricanes provided a tailwind for the industry.

Thank you for your investment in EnTrustPermal Alternative Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

EnTrustPermal Partners Offshore LP

Alexander Pillersdorf

Co-Portfolio Manager

EnTrustPermal Partners Offshore LP

January 24, 2018

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds, which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund and some of the underlying funds may employ short selling, which is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover rates and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of

EnTrustPermal Alternative Core Fund 2017 Annual Report	9

Fund overview (cont’d)

default. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

viii	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

ix	The Chicago Board Options Exchange Volatility Index (“VIX”) is a measure of market expectations of near-term volatility as conveyed by S&P 500 stock index option prices.

[x]

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

xi

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

xiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

xv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

xvi	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xvii

The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index.

xviii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

10	EnTrustPermal Alternative Core Fund 2017 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Prior year percentages have been restated to reflect current period classifications.
*	Represents less than 0.1%.

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡	The bar graph above represents the composition of the Fund’s securities sold short as of December 31, 2017 and December 31, 2016 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Core Fund 2017 Annual Report	11

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-1.06%	$1,000.00	$989.40	1.83%	$9.18	Class A	5.00%	$1,000.00	$1,015.98	1.83%	$9.30
Class C	-1.49	1,000.00	985.10	2.58	12.91	Class C	5.00	1,000.00	1,012.20	2.58	13.09
Class FI	-1.10	1,000.00	989.00	1.83	9.17	Class FI	5.00	1,000.00	1,015.98	1.83	9.30
Class I	-0.92	1,000.00	990.80	1.58	7.93	Class I	5.00	1,000.00	1,017.24	1.58	8.03
Class IS	-1.04	1,000.00	989.60	1.55	7.77	Class IS	5.00	1,000.00	1,017.39	1.55	7.88

12	EnTrustPermal Alternative Core Fund 2017 Annual Report

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

EnTrustPermal Alternative Core Fund 2017 Annual Report	13

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/17	2.03%	1.24%	2.03%	2.30%	2.19%
Five Years Ended 12/31/17	4.21	3.42	4.21	4.47	4.46
Inception* through 12/31/17	6.65	5.84	6.64	6.91	6.90

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/17	-3.83%	0.24%	2.03%	2.30%	2.19%
Five Years Ended 12/31/17	2.99	3.42	4.21	4.47	4.46
Inception* through 12/31/17	5.93	5.84	6.64	6.91	6.90

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/17)	75.33%
Class C (Inception date of 4/13/09 through 12/31/17)	64.11
Class FI (Inception date of 4/13/09 through 12/31/17)	75.17
Class I (Inception date of 4/13/09 through 12/31/17)	79.08
Class IS (Inception date of 4/13/09 through 12/31/17)	78.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

14	EnTrustPermal Alternative Core Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of EnTrustPermal Alternative Core Fund vs. MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index and 60/40 Composite Index† — April 13, 2009 - December 2017

Value of $1,000,000 invested in

Class I and IS Shares of EnTrustPermal Alternative Core Fund vs. MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index and 60/40 Composite Index† — April 13, 2009 - December 2017

EnTrustPermal Alternative Core Fund 2017 Annual Report	15

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of EnTrustPermal Alternative Core Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index and 60/40 Composite Index. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

16	EnTrustPermal Alternative Core Fund 2017 Annual Report

Consolidated schedule of investments

December 31, 2017

EnTrustPermal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 39.3%
AQR Funds — AQR Managed Futures Strategy HV Fund, Class I Shares	1,617,267	$14,781,823	*(a)
Global X MSCI Greece ETF	400,000	4,112,000
iShares, Inc. — iShares MSCI Europe Financials ETF	316,700	7,382,277
iShares, Inc. — iShares MSCI Eurozone ETF Index Fund	327,100	14,189,598
John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	2,834,957	27,442,379 *
Matthews Japan Fund, Institutional Class Shares	818,633	19,778,179
Pershing Square Holdings Ltd.	371,597	5,078,405 *(a)
RMB Mendon Financial Services Fund	336,961	14,624,101
SPDR Gold Trust — SPDR Gold Shares	135,823	16,794,514 *
SPDR Series Trust — SPDR S&P Regional Banking ETF	121,900	7,173,815
WisdomTree Japan Hedged Equity Fund	180,900	10,732,797
Total Investments in Underlying Funds (Cost — $131,024,063)		142,089,888

Security
Common Stocks — 30.1%
Consumer Discretionary — 2.1%
Media — 2.1%
Sky PLC	285,000	3,886,270 *(a)
Tribune Media Co., Class A Shares	86,500	3,673,655
Total Consumer Discretionary		7,559,925
Energy — 5.3%
Oil, Gas & Consumable Fuels — 5.3%
Antero Resources Corp.	91,500	1,738,500 *
Cabot Oil & Gas Corp.	68,100	1,947,660
Cimarex Energy Co.	16,000	1,952,160
Continental Resources Inc.	38,500	2,039,345 *
Devon Energy Corp.	49,600	2,053,440
EQT Corp.	70,006	3,984,741
Gulfport Energy Corp.	137,000	1,748,120 *
Newfield Exploration Co.	61,400	1,935,942 *
Range Resources Corp.	109,500	1,868,070
Total Energy		19,267,978
Financials — 12.8%
Capital Markets — 3.8%
Apollo Global Management LLC, Class A Shares	82,400	2,757,928
Brookfield Asset Management Inc., Class A Shares	61,700	2,686,418
Carlyle Group LP	124,500	2,851,050

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	17

Consolidated schedule of investments (cont’d)

December 31, 2017

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Capital Markets — continued
KKR & Co. LP	128,900	$2,714,634
Oaktree Capital Group LLC	64,900	2,732,290
Total Capital Markets		13,742,320
Insurance — 1.8%
Third Point Reinsurance Ltd.	449,400	6,583,710	*
Mortgage Real Estate Investment (REITs) — 7.2%
Apollo Commercial Real Estate Finance Inc.	152,500	2,813,625
Blackstone Mortgage Trust Inc., Class A Shares	88,900	2,860,802
Chimera Investment Corp.	158,975	2,937,858
Granite Point Mortgage Trust Inc.	163,558	2,901,519
MFA Financial Inc.	365,900	2,897,928
New Residential Investment Corp.	167,500	2,994,900
Pennymac Mortgage Investment Trust	191,100	3,070,977
Redwood Trust Inc.	197,300	2,923,986
Starwood Property Trust Inc.	125,629	2,682,179
Total Mortgage Real Estate Investment (REITs)		26,083,774
Total Financials		46,409,804
Health Care — 4.8%
Health Care Equipment & Supplies — 1.8%
NxStage Medical Inc.	266,500	6,457,295	*
Health Care Providers & Services — 1.0%
Aetna Inc.	20,400	3,679,956
Pharmaceuticals — 2.0%
Akorn Inc.	220,500	7,106,715	*
Total Health Care		17,243,966
Information Technology — 2.1%
Semiconductors & Semiconductor Equipment — 2.1%
NXP Semiconductors NV	63,700	7,458,633	*
Materials — 2.0%
Chemicals — 2.0%
Monsanto Co.	61,400	7,170,292
Utilities — 1.0%
Gas Utilities — 1.0%
WGL Holdings Inc.	42,800	3,673,952
Total Common Stocks (Cost — $103,463,367)		108,784,550

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Core Fund 2017 Annual Report

EnTrustPermal Alternative Core Fund

Security			Shares/Units	Value
Master Limited Partnerships — 8.8%
Energy — 8.0%
Antero Midstream Partners LP			98,000	$2,845,920
DCP Midstream LP			78,900	2,866,437
Enable Midstream Partners LP			207,900	2,956,338
EQT Midstream Partners LP			40,000	2,924,000
MPLX LP			78,700	2,791,489
Rice Midstream Partners LP			140,300	3,012,241
Shell Midstream Partners LP			99,600	2,970,072
Spectra Energy Partners LP			69,600	2,751,984
Valero Energy Partners LP			64,726	2,880,307
Western Gas Partners LP			61,000	2,933,490
Total Energy				28,932,278
Financials — 0.8%
Blackstone Group LP			84,400	2,702,488
Total Master Limited Partnerships (Cost — $30,736,319)				31,634,766

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
SPDR S&P 500 ETF Trust, Put @ $247.00 (Cost — $456,081)	1/19/18	2,000	$53,372,000	44,000
Total Investments before Short-Term Investments (Cost — $265,679,830)				282,553,204

	Rate		Shares
Short-Term Investments — 15.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $56,023,886)	1.219%		56,023,886	56,023,886
Total Investments — 93.7% (Cost — $321,703,716)				338,577,090
Other Assets in Excess of Liabilities — 6.3%				22,903,522
Total Net Assets — 100.0%				$361,480,612

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	19

Consolidated schedule of investments (cont’d)

December 31, 2017

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Securities Sold Short‡ — (21.7)%
Common Stocks — (12.5)%
Consumer Discretionary — (0.2)%
Media — (0.2)%
Sinclair Broadcast Group Inc., Class A Shares	(20,000)	$(757,000)
Consumer Staples — (6.2)%
Food & Staples Retailing — (0.4)%
CVS Health Corp.	(17,100)	(1,239,750)
Food Products — (4.3)%
Campbell Soup Co.	(39,000)	(1,876,290)
Conagra Brands Inc.	(55,000)	(2,071,850)
General Mills Inc.	(36,000)	(2,134,440)
Hershey Co.	(17,000)	(1,929,670)
JM Smucker Co.	(17,000)	(2,112,080)
Kellogg Co.	(29,000)	(1,971,420)
Pinnacle Foods Inc.	(32,000)	(1,903,040)
Post Holdings Inc.	(20,500)	(1,624,215	) *
Total Food Products		(15,623,005)
Household Products — (1.5)%
Clorox Co.	(12,000)	(1,784,880)
Colgate-Palmolive Co.	(24,000)	(1,810,800)
Kimberly-Clark Corp.	(15,000)	(1,809,900)
Total Household Products		(5,405,580)
Total Consumer Staples		(22,268,335)
Industrials — (1.0)%
Aerospace & Defense — (1.0)%
Orbital ATK Inc.	(27,000)	(3,550,500)
Information Technology — (5.1)%
Semiconductors & Semiconductor Equipment — (3.6)%
Advanced Energy Industries Inc.	(24,500)	(1,653,260	) *
Applied Materials Inc.	(35,300)	(1,804,536)
Ichor Holdings Ltd.	(77,300)	(1,901,580	) *
KLA-Tencor Corp.	(18,000)	(1,891,260)
Lam Research Corp.	(9,500)	(1,748,665)
MKS Instruments Inc.	(19,000)	(1,795,500)
Ultra Clean Holdings Inc.	(90,300)	(2,085,027	) *
Total Semiconductors & Semiconductor Equipment		(12,879,828)
Technology Hardware, Storage & Peripherals — (1.5)%
NetApp Inc.	(32,000)	(1,770,240)

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Core Fund 2017 Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
Seagate Technology PLC	(47,500)	$(1,987,400)
Western Digital Corp.	(23,000)	(1,829,190)
Total Technology Hardware, Storage & Peripherals		(5,586,830)
Total Information Technology		(18,466,658)
Total Common Stocks (Proceeds — $(43,499,402))		(45,042,493)
Investments in Underlying Funds — (9.2)%
Powershares QQQ Trust, Series 1	(95,200)	(14,828,352)
SPDR S&P 500 ETF Trust	(55,300)	(14,757,358)
United States Oil Fund LP	(314,475)	(3,776,845	) *
Total Investments in Underlying Funds (Proceeds — $(29,052,089))		(33,362,555)
Total Securities Sold Short (Proceeds — $(72,551,491))		$(78,405,048)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	4,040,070	GBP	3,000,000	UBS AG	3/21/18	$(20,727)

Abbreviations used in this table:
GBP	— Great Britain Pound
USD	— United States Dollar

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	21

Consolidated statement of assets and liabilities

December 31, 2017

Assets:
Underlying Funds and investments, at value (Cost — $321,703,716)	$338,577,090
Cash	5,426,235
Deposits with brokers for securities sold short	95,879,594
Dividends receivable	719,062
Receivable for Fund shares sold	693,591
Receivable for Underlying Funds and investments sold	147,618
Prepaid expenses	32,873
Interest receivable on collateral for securities sold short	14,454
Receivable from subadviser	11,391
Total Assets	441,501,908

Liabilities:
Investments sold short, at value (proceeds received — $72,551,491)	78,405,048
Payable for Fund shares repurchased	1,087,163
Dividends payable on securities sold short	138,340
Investment management fee payable	135,369
Service and/or distribution fees payable	25,139
Unrealized depreciation on forward foreign currency contracts	20,727
Trustees’ fees payable	3,148
Accrued expenses	206,362
Total Liabilities	80,021,296
Total Net Assets	$361,480,612

Net Assets:
Par value (Note 7)	$258
Paid-in capital in excess of par value	352,253,962
Undistributed net investment income	731,747
Accumulated net realized loss on Underlying Funds, investments, capital gain distributions from Underlying Funds, short sales, forward foreign currency contracts and foreign currency transactions	(2,504,444)
Net unrealized appreciation on Underlying Funds, investments, short sales and forward foreign currency contracts	10,999,089
Total Net Assets	$361,480,612

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Core Fund 2017 Annual Report

Net Assets:
Class A	$22,165,209
Class C	$23,861,160
Class FI	$223,007
Class I	$315,177,376
Class IS	$53,860

Shares Outstanding:
Class A	1,576,925
Class C	1,712,721
Class FI	15,539
Class I	22,455,967
Class IS	3,785

Net Asset Value:
Class A (and redemption price)	$14.06
Class C*	$13.93
Class FI (and redemption price)	$14.35
Class I (and redemption price)	$14.04
Class IS (and redemption price)	$14.23
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.92

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	23

Consolidated statement of operations

For the Year Ended December 31, 2017

Investment Income:
Income distributions from Underlying Funds and investments	$6,215,132
Return of capital (Note 1(k))	(2,493,201)
Income from non-cash dividends	489,678
Net income distributions from Underlying Funds and investments	4,211,609
Interest	785,168
Less: Foreign taxes withheld	(2,348)
Total Investment Income	4,994,429

Expenses:
Investment management fee (Note 2)	2,233,925
Dividend expense on securities sold short	1,013,116
Interest expense on securities sold short	898,409
Transfer agent fees (Note 5)	380,249
Service and/or distribution fees (Notes 2 and 5)	337,455
Registration fees	89,251
Legal fees	72,320
Fund accounting fees	51,023
Shareholder reports	44,678
Audit and tax fees	42,240
Commodity pool reports	32,500
Trustees’ fees	21,364
Custody fees	12,975
Insurance	4,613
Interest expense	268
Miscellaneous expenses	4,040
Total Expenses	5,238,426
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(65,621)
Net Expenses	5,172,805
Net Investment Loss	(178,376)

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Capital Gain Distributions From Underlying Funds, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of Underlying Funds and investments	5,788,553
Capital gain distributions from Underlying Funds	1,497,155
REIT Distributions	173,632
Securities sold short	(6,360,660)
Forward foreign currency contracts	(818,458)
Foreign currency transactions	74,318
Net Realized Gain	354,540
Change in Net Unrealized Appreciation (Depreciation) From:
Underlying Funds and investments	11,969,548
Securities sold short	(6,020,313)
Forward foreign currency contracts	41,660
Foreign currencies	238
Change in Net Unrealized Appreciation (Depreciation)	5,991,133
Net Gain on Underlying Funds, Investments, Capital Gain Distributions From Underlying Funds, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions	6,345,673
Increase in Net Assets From Operations	$6,167,297

See Notes to Consolidated Financial Statements.

24	EnTrustPermal Alternative Core Fund 2017 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income (loss)	$(178,376)	$942,477
Net realized gain (loss)	354,540	(1,477,599)
Change in net unrealized appreciation (depreciation)	5,991,133	13,102,334
Increase in Net Assets From Operations	6,167,297	12,567,212

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,051,501)	(600,011)
Net realized gains	—	(1,263,281)
Return of capital	(48,526)
Decrease in Net Assets From Distributions to Shareholders	(2,100,027)	(1,863,292)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	242,508,957	141,020,428
Reinvestment of distributions	1,531,034	1,541,681
Cost of shares repurchased	(165,651,331)	(89,549,353)
Increase in Net Assets From Fund Share Transactions	78,388,660	53,012,756
Increase in Net Assets	82,455,930	63,716,676

Net Assets:
Beginning of year	279,024,682	215,308,006
End of year*	$361,480,612	$279,024,682
*Includes undistributed net investment income of:	$731,747	$2,361,141

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	25

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.80	$13.24	$13.96	$15.02	$14.79

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.04	0.20	0.34	0.24
Net realized and unrealized gain (loss)	0.32	0.62	(0.37)	0.23	1.47
Total income (loss) from operations	0.28	0.66	(0.17)	0.57	1.71

Less distributions from:
Net investment income	(0.02)	(0.03)	(0.26)	(0.81)	(0.59)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.02)	(0.10)	(0.55)	(1.63)	(1.48)

Net asset value, end of year	$14.06	$13.80	$13.24	$13.96	$15.02
Total return[3]	2.03%	5.07%	(1.26)%	3.82%	11.85%

Net assets, end of year (000s)	$22,165	$47,467	$35,704	$14,324	$16,140

Ratios to average net assets:
Gross expenses[4]	1.62%	1.76%	1.46%	1.40%	1.46%
Net expenses[4,5,6]	1.61	1.37	1.21	0.39	0.89
Net investment income (loss)	(0.30)	0.31	1.46	2.27	1.55

Portfolio turnover rate	78%[7]	85%[7]	105%[7]	111%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 150%, 129% and 141% for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

26	EnTrustPermal Alternative Core Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.76	$13.30	$14.03	$15.07	$14.83

Income (loss) from operations:
Net investment income (loss)	(0.14)	(0.06)	0.06	0.23	0.14
Net realized and unrealized gain (loss)	0.31	0.62	(0.34)	0.23	1.44
Total income (loss) from operations	0.17	0.56	(0.28)	0.46	1.58

Less distributions from:
Net investment income	—	(0.03)	(0.16)	(0.68)	(0.45)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)
Total distributions	—	(0.10)	(0.45)	(1.50)	(1.34)

Net asset value, end of year	$13.93	$13.76	$13.30	$14.03	$15.07
Total return[2]	1.24%	4.29%	(2.02)%	3.09%	10.94%

Net assets, end of year (000s)	$23,861	$29,034	$31,555	$28,315	$34,812

Ratios to average net assets:
Gross expenses[3]	2.39%	2.45%	2.18%	2.14%	2.18%
Net expenses[3,4,5]	2.38	2.12	1.85	1.14	1.66
Net investment income (loss)	(0.98)	(0.46)	0.42	1.54	0.90

Portfolio turnover rate	78%[6]	85%[6]	105%[6]	111%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation took into account the Underlying Funds expense ratios.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 150%, 129% and 141% for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	27

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.09	$13.52	$14.25	$15.27	$14.78

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.04	0.34	0.33	0.19
Net realized and unrealized gain (loss)	0.32	0.63	(0.51)	0.25	1.50
Total income (loss) from operations	0.29	0.67	(0.17)	0.58	1.69

Less distributions from:
Net investment income	(0.03)	(0.03)	(0.27)	(0.78)	(0.31)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.03)	(0.10)	(0.56)	(1.60)	(1.20)

Net asset value, end of year	$14.35	$14.09	$13.52	$14.25	$15.27
Total return[3]	2.03%	5.04%	(1.23)%	3.85%	11.81%

Net assets, end of year (000s)	$223	$205	$341	$14	$18

Ratios to average net assets:
Gross expenses[4]	1.66%	1.69%	1.64%	1.69%	1.48%
Net expenses[4,5,6]	1.64	1.37	1.41	0.38	1.00
Net investment income (loss)	(0.20)	0.31	2.41	2.18	1.27

Portfolio turnover rate	78%[7]	85%[7]	105%[7]	111%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 150%, 129% and 141% for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

28	EnTrustPermal Alternative Core Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.82	$13.23	$13.94	$15.00	$14.77

Income (loss) from operations:
Net investment income	0.01	0.08	0.24	0.38	0.27
Net realized and unrealized gain (loss)	0.31	0.61	(0.38)	0.23	1.48
Total income (loss) from operations	0.32	0.69	(0.14)	0.61	1.75

Less distributions from:
Net investment income	(0.10)	(0.03)	(0.28)	(0.85)	(0.63)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.10)	(0.10)	(0.57)	(1.67)	(1.52)

Net asset value, end of year	$14.04	$13.82	$13.23	$13.94	$15.00
Total return[3]	2.30%	5.30%	(1.02)%	4.09%	12.13%

Net assets, end of year (000s)	$315,177	$202,185	$147,695	$54,137	$41,061

Ratios to average net assets:
Gross expenses[4]	1.44%	1.53%	1.22%	1.13%	1.18%
Net expenses[4,5,6]	1.41	1.12	0.96	0.14	0.64
Net investment income	0.06	0.56	1.75	2.59	1.75

Portfolio turnover rate	78%[7]	85%[7]	105%[7]	111%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 150%, 129% and 141% for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Annual Report	29

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.03	$13.42	$14.13	$15.16	$14.77

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.15	0.19	0.41	0.22
Net realized and unrealized gain (loss)	0.32	0.56	(0.33)	0.20	1.52
Total income (loss) from operations	0.31	0.71	(0.14)	0.61	1.74

Less distributions from:
Net investment income	(0.11)	(0.03)	(0.28)	(0.82)	(0.46)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.11)	(0.10)	(0.57)	(1.64)	(1.35)

Net asset value, end of year	$14.23	$14.03	$13.42	$14.13	$15.16
Total return[3]	2.19%	5.38%	(0.97)%	4.06%	12.07%

Net assets, end of year (000s)	$54	$133	$14	$22	$14

Ratios to average net assets:
Gross expenses[4]	1.33%	2.54%	1.32%	1.37%	1.21%
Net expenses[4,5,6]	1.33	1.05	0.82	0.15	0.76
Net investment income (loss)	(0.04)	1.11	1.32	2.72	1.46

Portfolio turnover rate	78%[7]	85%[7]	105%[7]	111%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. In addition, effective February 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitations took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 150%, 129% and 141% for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

30	EnTrustPermal Alternative Core Fund 2017 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

EnTrustPermal Alternative Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”).

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are

EnTrustPermal Alternative Core Fund 2017 Annual Report	31

Notes to consolidated financial statements (cont’d)

deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the

32	EnTrustPermal Alternative Core Fund 2017 Annual Report

particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$122,229,660	$19,860,228	—	$142,089,888
Common stocks:
Consumer discretionary	3,673,655	3,886,270	—	7,559,925
Other common stocks	101,224,625	—	—	101,224,625
Master limited partnerships	31,634,766	—	—	31,634,766
Purchased options	44,000	—	—	44,000
Total long-term investments	258,806,706	23,746,498	—	282,553,204
Short-term investments†	56,023,886	—	—	56,023,886
Total investments	$314,830,592	$23,746,498	—	$338,577,090

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short:
Common stocks	$45,042,493	—	—	$45,042,493
Investments in underlying funds	33,362,555	—	—	33,362,555
Total securities sold short	78,405,048	—	—	78,405,048
Forward foreign currency contracts	—	$20,727	—	20,727
Total	$78,405,048	$20,727	—	$78,425,775

†	See Consolidated Schedule of Investments for additional detailed categorizations.

EnTrustPermal Alternative Core Fund 2017 Annual Report	33

Notes to consolidated financial statements (cont’d)

For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2017, securities valued at $8,964,675 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

34	EnTrustPermal Alternative Core Fund 2017 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

EnTrustPermal Alternative Core Fund 2017 Annual Report	35

Notes to consolidated financial statements (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Fund of funds risk. The cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time

36	EnTrustPermal Alternative Core Fund 2017 Annual Report

that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Consolidated Statement of Operations.

(k) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller

EnTrustPermal Alternative Core Fund 2017 Annual Report	37

Notes to consolidated financial statements (cont’d)

of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of December 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $20,727. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due

38	EnTrustPermal Alternative Core Fund 2017 Annual Report

diligence. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$1,248,997	$(789,032)	$(459,965)
(b)	(648,514)	648,514	—

(a)	Reclassifications are due to a tax net operating loss and book/tax differences in the treatment of consolidated subsidiaries.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from underlying investments.

EnTrustPermal Alternative Core Fund 2017 Annual Report	39

Notes to consolidated financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and EnTrustPermal Partners Offshore LP (“EPOLP”) is the Fund’s subadviser. Prior to September 29, 2017, EnTrustPermal Management LLC (“EnTrustPermal”) was the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and EPOLP is a subsidiary of Legg Mason. EnTrustPermal was a subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays EPOLP for day-to-day management of the Fund’s portfolio and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate (%)
Up to and including $250 million	0.450
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA also pays EPOLP for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

Prior to September 29, 2017, LMPFA paid EnTrustPermal for day-to-day management of the Fund’s portfolio an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate (%)
Up to and including $250 million	0.450
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

Prior to September 29, 2017, for its services, LMPFA also paid EnTrustPermal for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expense on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.15% for Class A shares, 1.90% for Class C shares,

40	EnTrustPermal Alternative Core Fund 2017 Annual Report

1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA has also agreed to voluntarily waive fees and/or reimburse operating expenses so that total annual fund operating expenses did not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by LMPFA.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $65,621.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $10,833 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$1,549

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

EnTrustPermal Alternative Core Fund 2017 Annual Report	41

Notes to consolidated financial statements (cont’d)

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$288,715,326
Sales	182,898,884

*	Excluding securities sold short and covers on securities sold short in the amount of $167,581,405 and $153,945,758, respectively.

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ Proceeds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$323,046,106	$19,406,190	$(3,875,206)	$15,530,984
Securities sold short	(72,551,491)	367,586	(6,221,143)	(5,853,557)
Forward foreign currency contracts	—	—	(20,727)	(20,727)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$44,000

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$20,727

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

42	EnTrustPermal Alternative Core Fund 2017 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(2,019,551)	$(2,019,551)
Forward foreign currency contracts	$(818,458)	—	(818,458)
Total	$(818,458)	$(2,019,551)	$(2,838,009)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from Sale of Underlying Funds and investments in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(176,040)	$(176,040)
Forward foreign currency contracts	$41,660	—	41,660
Total	$41,660	$(176,040)	$(134,380)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from Underlying Funds and investments in the Consolidated Statement of Operations.

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$92,977
Forward foreign currency contracts (to sell)	10,899,070

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
UBS AG	—	$(20,727)	$(20,727)	—	$(20,727)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

EnTrustPermal Alternative Core Fund 2017 Annual Report	43

Notes to consolidated financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$73,120		$31,989
Class C	263,768	†	25,964
Class FI	567		232
Class I	—		321,975
Class IS	—		89
Total	$337,455		$380,249

†	The amount shown is exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $243 for Class C shares.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,997
Class C	1,683
Class FI	35
Class I	60,906
Class IS	—
Total	$65,621

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$33,056	$106,372
Class C	—	79,081
Class FI	405	869
Class I	2,017,050	413,652
Class IS	990	37
Total	$2,051,501	$600,011

Net Realized Gains:
Class A	—	$223,959
Class C	—	166,499
Class FI	—	1,828
Class I	—	870,916
Class IS	—	79
Total	—	$1,263,281

44	EnTrustPermal Alternative Core Fund 2017 Annual Report

	Year Ended December 31, 2017	Year Ended December 31, 2016
Return of Capital:
Class A	$782	—
Class C	—	—
Class FI	10	—
Class I	47,711	—
Class IS	23	—
Total	$48,526	—

7. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	878,223	$12,321,851	1,811,852	$24,104,099
Shares issued on reinvestment	2,273	32,366	23,909	320,857
Shares repurchased	(2,743,380)	(38,445,958)	(1,092,134)	(14,579,768)
Net increase (decrease)	(1,862,884)	$(26,091,741)	743,627	$9,845,188

Class C
Shares sold	275,776	$3,857,299	459,128	$6,142,616
Shares issued on reinvestment	—	—	15,420	207,244
Shares repurchased	(673,290)	(9,411,811)	(736,111)	(9,873,891)
Net decrease	(397,514)	$(5,554,512)	(261,563)	$(3,524,031)

Class FI
Shares sold	9,320	$134,000	5,261	$70,446
Shares issued on reinvestment	29	415	197	2,697
Shares repurchased	(8,348)	(120,191)	(16,137)	(222,643)
Net increase (decrease)	1,001	$14,224	(10,679)	$(149,500)

Class I
Shares sold	16,085,968	$226,191,716	8,243,340	$110,585,523
Shares issued on reinvestment	105,439	1,497,240	75,319	1,010,767
Shares repurchased	(8,366,228)	(117,586,689)	(4,852,671)	(64,873,051)
Net increase	7,825,179	$110,102,267	3,465,988	$46,723,239

Class IS
Shares sold	285	$4,091	8,444	$117,744
Shares issued on reinvestment	70	1,013	9	116
Shares repurchased	(6,072)	(86,682)	—	—
Net increase (decrease)	(5,717)	$(81,578)	8,453	$117,860

EnTrustPermal Alternative Core Fund 2017 Annual Report	45

Notes to consolidated financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,051,501	$784,082
Net long-term capital gains	—	1,079,210
Total taxable distributions	$2,051,501	$1,863,292
Tax return of capital	48,526	—
Total distributions paid	$2,100,027	$1,863,292

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(33,772)
Other book/tax temporary differences(a)	(396,535)
Unrealized appreciation/(depreciation)(b)	9,656,699
Total accumulated earnings/(losses) — net	$9,226,392

*	These capital losses have been deferred in the current year as either ordinary, short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences on the treatment of distributions from partnership investments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

10. Subsequent events

At a special meeting of shareholders held on January 5, 2018, shareholders approved the following changes with respect to the Fund: 1) a revision to the Fund’s investment restriction (the “Revised Restriction”) relating to concentration of investments, under which the Fund is no longer required to concentrate more than 25% of its assets in the mutual

46	EnTrustPermal Alternative Core Fund 2017 Annual Report

fund industry; under the Revised Restriction, the Fund is not permitted to concentrate (i.e., invest more than 25% of its assets) in any industry; 2) an amended and restated management agreement between LMPFA and the Trust with respect to the Fund under which the management fee payable by the Fund to LMPFA has increased from an annual rate of 0.65% of the Fund’s average daily net assets to an annual rate of 0.90% of the Fund’s average daily net assets up to and including $1 billion, declining to 0.85% of average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion; and 3) an amended and restated subadvisory agreement between LMPFA and EPOLP under which the subadvisory fee payable by LMPFA to EPOLP has also increased. Prior to January 5, 2018, LMPFA paid an aggregate subadvisory fee to EPOLP and Western Asset at the annual rate of 0.450% of the Fund’s average daily net assets up to and including $250 million, declining to 0.400% of the Fund’s average daily net assets over $250 million and up to and including $750 million and to 0.350% of average daily net assets over $750 million. In addition, prior to January 5, 2018, LMPFA also paid EPOLP a separate fee of 0.05% of the Fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the Fund. Under the amended and restated subadvisory agreement, LMPFA (not the Fund) pays EPOLP and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements. Each of these proposals was approved by the Board of Trustees (the “Board”) of the Trust at their July 25-26, 2017 meeting (the “July Meeting”). A proxy statement describing the proposals and requesting that shareholders vote to approve the proposals was filed with the SEC and mailed to shareholders in early November 2017. The Revised Restriction, the amended and restated management agreement and the amended and restated subadvisory agreement took effect on January 5, 2018.

The Revised Restriction changes how the Fund’s investment strategy is implemented — specifically, from a “fund-of-funds” to a fund that will obtain greater exposure to asset classes and strategies through investment in exchange-traded funds (“ETFs”), securities and other instruments rather than through investing more than 25% of its assets in mutual funds.

At the July Meeting, the Board also approved new contractual caps on Fund operating expenses, under which total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) would be capped at 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares would not exceed total annual fund operating expenses for Class I shares. The new contractual caps went into effect on January 5, 2018. The new contractual caps continue in effect until December 31, 2019. Voluntary caps, which were in place solely at the discretion of LMPFA, were eliminated at the same time that the new contractual caps went into effect.

EnTrustPermal Alternative Core Fund 2017 Annual Report	47

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of EnTrustPermal Alternative Core Fund

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of EnTrustPermal Alternative Core Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the year ended December 31, 2017 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended December 31, 2016 and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated February 22, 2017 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 14, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

48	EnTrustPermal Alternative Core Fund 2017 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which EnTrustPermal Partners Offshore LP (“EPOLP”) provides day-to-day management of the Fund’s portfolio and assumes responsibility for the provision of certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with EPOLP, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Western Asset are wholly-owned subsidiaries, and EPOLP is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

At an earlier meeting of the Trust’s Board of Trustees, the Board approved changing how the Fund’s investment strategy is implemented and, subject to shareholder approval, revising the Fund’s investment restriction relating to concentration of investments, amending and restating the management agreement with the Manager to increase the management fee payable by the Fund to the Manager, and amending and restating the sub-advisory agreement between the Manager and EPOLP to increase the sub-advisory fee payable by the Manager to EPOLP. The Board also approved new contractual caps on fund operating expenses. EPOLP became the Fund’s sub-adviser on September 29, 2017 as a result of a consolidation of multiple investment management entities that are subsidiaries of EnTrustPermal LLC, including EnTrustPermal Management LLC which was the Fund’s sub-adviser prior thereto. The other changes noted above, including the increase in management and sub-advisory fees, were approved by shareholders and became effective on January 5, 2018 and were not part of the Board’s considerations with respect to approval of the Agreements discussed below.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

EnTrustPermal Alternative Core Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and EPOLP, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

50	EnTrustPermal Alternative Core Fund

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2017. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance Universe for the three- and five-year periods. The Board reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and EPOLP were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative

EnTrustPermal Alternative Core Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of nine institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median and the Fund’s Actual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund

52	EnTrustPermal Alternative Core Fund

fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

EnTrustPermal Alternative Core Fund	53

Additional shareholder information (unaudited)

On January 5, 2018, a Special Meeting of Shareholders was held (1) to approve a change to the Fund’s fundamental investment restriction on concentration (Proposal 1); (2) to approve an amended and restated management agreement between Legg Mason Partners Equity Trust, on behalf of the Fund, and Legg Mason Partners Fund Advisor, LLC (Proposal 2); and (3) to approve an amended and restated subadvisory agreement between Legg Mason Partners Fund Advisor, LLC and EnTrustPermal Partners Offshore LP with respect to the Fund (Proposal 3).

The following table provides the information concerning the matters voted on at the Special Meeting of Shareholders:

Name of Fund	Dollar Value For	Dollar Value Against	Dollar Value Abstaining
Proposal 1	$194,085,681	$1,358,867	$1,748,178
Proposal 2	$193,906,449	$1,587,308	$1,698,969
Proposal 3	$193,885,647	$1,593,084	$1,713,995

54	EnTrustPermal Alternative Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of EnTrustPermal Alternative Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

EnTrustPermal Alternative Core Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

56	EnTrustPermal Alternative Core Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

EnTrustPermal Alternative Core Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

58	EnTrustPermal Alternative Core Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

EnTrustPermal Alternative Core Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

60	EnTrustPermal Alternative Core Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

EnTrustPermal Alternative Core Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	6/12/2017
Payable date:	6/13/2017
Ordinary income:
Qualified dividend income for individuals	29.74	%*
Dividends qualifying for the dividends
received deduction for corporations	20.49	%*
Tax return of capital	2.31%

*	Expressed as a percentage of the distributions paid reduced by the return of capital.

Please retain this information for your records.

62	EnTrustPermal Alternative Core Fund

EnTrustPermal

Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

EnTrustPermal Partners Offshore LP

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

EnTrustPermal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML012193 2/18 SR18-3274

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,260 in December 31, 2016 and $88,385 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,920 in December 31, 2016 and $8,100 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2016 and $0 in December 31, 2017.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 21, 2018